Exhibit 10.3

Execution Version

OAKTREE CAPITAL MANAGEMENT, L.P.
333 S. Grand Avenue, 28th Floor
Los Angeles, CA 90071

CONFIDENTIAL

March 3, 2023

NN, Inc.
6210 Ardrey Kell Road
Charlotte, NC 28277
Attention: Michael Felcher, Senior Vice President
and Chief Financial Officer

Warrant Letter Agreement

Ladies and Gentlemen:

Reference is made to (i) that certain Term Loan Credit Agreement, dated as of March 22, 2021 and amended by that certain Amendment No. 1, dated as of March 3, 2022 (and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and after giving effect to the Amendment, the “Amended Credit Agreement”), among NN, Inc. (the “Company”), the lenders party thereto from time to time (the “Lenders”), and Oaktree Fund Administration, as administrative agent and collateral agent (the “Administrative Agent”), and (ii) Amendment No. 2. To Term Loan Credit Agreement, entered into on the date hereof (the “Amendment”), among the Company, the Lenders and the Administrative Agent. Capitalized terms used but not defined in this letter agreement (this “Letter Agreement”) have the meanings assigned to them in the Amended Credit Agreement.

As consideration for the Lenders’ entry into the Amendment, the Company agrees as follows:

(a)          In the event that the Junior Capital Condition is not met, the Company shall promptly issue to the Lenders a warrant (in the form attached hereto as Exhibit A) to purchase an aggregate of 982,500 shares of the Company’s common stock (“Common Stock”).

(b)           In the event the Junior Capital Condition is satisfied and the purchaser(s) of the preferred Equity Interests issued to satisfy the Junior Capital Condition receive shares of Common Stock or warrants, rights or options for the purchase or acquisition of shares of Common Stock in connection with such purchase (such number of shares Common Stock issued or issuable, “Kicker Shares”), the Company shall issue to Lenders warrants (in the form attached hereto as Exhibit A) to purchase an aggregate number of shares of Common Stock equal to (i) 982,500 multiplied by (ii) the quotient of (A) the number of Kicker Shares divided by (B) the number of fully-diluted shares of Common Stock outstanding immediately prior to the issuance of the Kicker Shares.

This Letter Agreement may be executed and delivered (including by electronic transmission) in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

Any term or provision of this Letter Agreement that is invalid or unenforceable in any situation or in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to conflict of law principles, including all matters of construction, validity and performance.

Any state or federal court sitting in New York, New York will retain exclusive jurisdiction to enforce the terms of this Letter Agreement and to decide any claims or disputes which may arise or result from, or be connected with, this Letter Agreement. Any and all judicial, administrative or arbitral actions, suits, proceedings (public or private), investigations, claims or demands (collectively, “Legal Proceedings”) related to the foregoing will be filed and maintained only in New York state or federal court, and the Parties hereby consent to and submit to the jurisdiction and venue of such New York state or federal court for such purposes.  The parties to this Letter Agreement hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the parties to this Letter Agreement agrees that a judgment in any such Legal Proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by any federal, state, local or foreign law, statute, directive, code, ordinance, rule or regulation, binding interpretations or common law requirement.

This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. The Company may not assign this Letter Agreement without the prior written consent of the Lenders. The Lenders and their successors and assigns may freely assign this Letter Agreement.

Headings are for convenience only and shall not affect the interpretation of this Letter Agreement.

Each of the parties to this Letter Agreement agrees that it will take such actions and execute such additional documents as may be reasonably requested by the other party in order to effectuate more fully the purposes and intent of this Letter Agreement.

In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Letter Agreement, the party to this Letter Agreement who is or is to be thereby aggrieved will have the right of specific performance and injunctive relief giving effect to its or their rights under this Letter Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies will be cumulative.  The parties to this Letter Agreement agree that any such breach or threatened breach would cause irreparable injury, that the remedies at law for any such breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

 [Signature Page Follows]

2

Please confirm that the foregoing is our mutual understanding by signing and returning to us an executed counterpart of this Letter Agreement.

Very truly yours,

Oaktree-Forrest Multi-Strategy, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Raghav Khanna
Name	Raghav Khanna
Title:	Managing Director

By:	/s/ Mary Gallegly
Name	Mary Gallegly
Title:	Managing Director

Oaktree-TBMR Strategic Credit Fund F, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Raghav Khanna
Name	Raghav Khanna
Title:	Managing Director

By:	/s/ Mary Gallegly
Name	Mary Gallegly
Title:	Managing Director

Oaktree-TBMR Strategic Credit Fund C, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Raghav Khanna
Name	Raghav Khanna
Title:	Managing Director

By:	/s/ Mary Gallegly
Name	Mary Gallegly
Title:	Managing Director

[Letter Agreement]

Oaktree-TBMR Strategic Credit Fund G, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Raghav Khanna
Name	Raghav Khanna
Title:	Managing Director

By:	/s/ Mary Gallegly
Name	Mary Gallegly
Title:	Managing Director

Oaktree-TSE 16 Strategic Credit, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Raghav Khanna
Name	Raghav Khanna
Title:	Managing Director

By:	/s/ Mary Gallegly
Name	Mary Gallegly
Title:	Managing Director

Oaktree-TCDRS Strategic Credit, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Raghav Khanna
Name	Raghav Khanna
Title:	Managing Director

By:	/s/ Mary Gallegly
Name	Mary Gallegly
Title:	Managing Director

Oaktree-MINN Strategic Credit, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Raghav Khanna
Name	Raghav Khanna
Title:	Managing Director

By:	/s/ Mary Gallegly
Name	Mary Gallegly
Title:	Managing Director

Exelon Strategic Credit Holdings, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Raghav Khanna
Name	Raghav Khanna
Title:	Managing Director

By:	/s/ Mary Gallegly
Name	Mary Gallegly
Title:	Managing Director

INPRS Strategic Credit Holdings, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Raghav Khanna
Name	Raghav Khanna
Title:	Managing Director

By:	/s/ Mary Gallegly
Name	Mary Gallegly
Title:	Managing Director

Oaktree-NGP Strategic Credit, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Raghav Khanna
Name	Raghav Khanna
Title:	Managing Director

By:	/s/ Mary Gallegly
Name	Mary Gallegly
Title:	Managing Director

OSI 2 Senior Lending SPV, LLC

By:	Oaktree Specialty Lending Corporation
Its:	Managing Member

By:	Oaktree Fund Advisors, LLC
Its:	Investment Manager

By:	/s/ Raghav Khanna
Name	Raghav Khanna
Title:	Managing Director

By:	/s/ Mary Gallegly
Name	Mary Gallegly
Title:	Managing Director

Oaktree Specialty Lending Corporation

By:	Oaktree Fund Advisors, LLC
Its:	Investment Manager

By:	/s/ Raghav Khanna
Name	Raghav Khanna
Title:	Managing Director

By:	/s/ Mary Gallegly
Name	Mary Gallegly
Title:	Managing Director

Oaktree GCP Fund Delaware Holdings, L.P.

By:	Oaktree Global Credit Plus Fund GP, L.P.
Its:	General Partner

By:	Oaktree Global Credit Plus Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Raghav Khanna
Name	Raghav Khanna
Title:	Managing Director

By:	/s/ Mary Gallegly
Name	Mary Gallegly
Title:	Managing Director

Oaktree Gilead Investment Fund AIF (Delaware), L.P.

By:	Oaktree Fund AIF Series, L.P. – Series T
Its:	General Partner

By:	Oaktree Fund GP AIF, LLC
Its:	Managing Member

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/ Raghav Khanna
Name	Raghav Khanna
Title:	Authorized Signatory

By:	/s/ Mary Gallegly
Name	Mary Gallegly
Title:	Authorized Signatory

Oaktree Huntington-GCF Investment Fund (Direct Lending AIF), L.P.

By:	Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, L.P.
Its:	General Partner

By:	Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, LLC
Its:	Managing Member

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/ Raghav Khanna
Name	Raghav Khanna
Title:	Authorized Signatory

By:	/s/ Mary Gallegly
Name	Mary Gallegly
Title:	Authorized Signatory

Accepted and agreed to as of
the date first written above:

NN, INC.

By:	/s/ Michael Felcher
	Name:	Michael Felcher
	Title:	Senior Vice President and Chief Financial Officer

[Letter Agreement]

EXHIBIT A

FORM OF WARRANT

Execution Version

NN, INC.
 COMMON STOCK WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

Warrant Certificate No.: [●]

Original Issue Date: March 3, 2023

Reissuance Date, if any:

FOR VALUE RECEIVED, NN, Inc., a Delaware corporation (the “Company”), hereby certifies that [Oaktree] or its registered assigns (the “Holder”) is entitled to purchase from the Company [●] duly authorized, validly issued, fully paid and nonassessable shares of Common Stock at a purchase price per share of $0.01 (the “Exercise Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant.

1.	Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price.

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Change of Control” shall be deemed to have occurred at such time as any of the following events shall occur:

(a)
any Person or “group”, other than the Company, its subsidiaries or any employee benefits plan of the Company or its subsidiaries, files, or is required by applicable law to file, a Schedule 13D (or any successor schedule, form or report) pursuant to the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), disclosing that such Person has become the direct or indirect beneficial owner of shares with a majority of the total voting power of the Company’s outstanding Common Stock or the Company becomes otherwise aware that any Person or “group” has become the direct or indirect beneficial owner of shares with a majority of the total voting power of the Company’s outstanding Common Stock; unless such beneficial ownership arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to applicable rules and regulations under the Exchange Act;

(b)
the Company consolidates with or merges with or into another Person (other than a subsidiary of the Company), or sells, conveys, transfers, leases or otherwise disposes of all or substantially all of the consolidated properties and assets of the Company and its subsidiaries to any Person (other than a subsidiary of the Company) or any Person (other than a subsidiary of the Company) consolidates with, or merges with or into the Company, provided that none of the circumstances set forth in this clause (b) shall be a Change of Control if Persons that beneficially own the Common Stock of the Company immediately prior to the transaction own, directly or indirectly, shares with a majority of the total voting power of all outstanding Common Stock of the surviving or transferee Person immediately after the transaction in substantially the same proportion as their ownership of the Company’s Common Stock immediately prior to the transaction;

(c)
the Common Stock ceases to be listed or quoted on any of the New York Stock Exchange, New York Stock Exchange American, the Nasdaq Global Select Market or the Nasdaq Global Market or any other national securities exchange regulated under Section 6(a) of the Exchange Act; or

(d)
the occurrence of a “Change in Control” under (i) that certain Term Loan Credit Agreement, entered into on March 22, 2021, by and between the Company, as borrower, and Oaktree Fund Administration, LLC, as administrative agent (the “Term Loan”) or (ii) that certain Credit Agreement, entered into on March 22, 2021, by and among the Company, the other loan parties thereto, the lender parties thereto, and JPMorgan Chase Bank, N.A. (the “ABL”), as such term is defined in the Term Loan and the ABL, respectively, or other similar provision.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Company” has the meaning set forth in the preamble.

“Excluded Issuances” means any issuance of shares of any equity securities pursuant to an employee stock option plan, management incentive plan, restricted stock plan, stock purchase plan or stock, ownership plan or similar benefit plan, similar program or similar agreement as approved by the Board of Directors and shareholders of the Company.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., New York City, NY time, on a Business Day.

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble.

“Fair Market Value” of the Common Stock on any date of determination means (a) if the Common Stock is listed for trading on a national securities exchange, the closing sale price per share of the Common Stock on the trading day immediately prior to such date of determination, as reported by the national securities exchange, (b) if the Common Stock is not listed on a national securities exchange but is listed in the over-the-counter market, the average last quoted sale price for the Common Stock (or, if no sale price is reported, the average of the high bid and low asked price for such date) on the trading day immediately prior to such date of determination, in the over-the-counter market as reported by OTC Markets Group Inc. or other similar organization, or (c) in all other cases, (i) as agreed upon in good faith by the Holder and the Company or (ii) as determined by an independent accounting, appraisal or investment banking firm or consultant of nationally recognized standing that is retained at the sole cost and expense of the Company.

“Holder” has the meaning set forth in the preamble.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

2.
Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., New York City, NY time, on the tenth anniversary of the Original Issue Date or, if such day is not a Business Day, on the next preceding Business Day (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein).

3.	Exercise of Warrant.

(a)	Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

(i)
surrender of this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with a duly completed and executed exercise notice in the form attached hereto as Exhibit A (the “Notice of Exercise”); and

(ii)	payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b) (unless the Holder elects the cashless exercise procedures set forth in Section 3(g)).

(b)
Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price.

(c)
Delivery of Warrant Shares Upon Exercise. In accordance with Section 3(a) hereof, the Company shall, as promptly as practicable, and in any event within three (3) Business Days thereafter, instruct the transfer agent (the “Transfer Agent”) for the Common Stock to record the issuance of the Warrant Shares purchased hereunder to the Holder in book-entry form pursuant to the Transfer Agent’s regular procedures. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request and shall be registered in the name of the Holder or, subject to compliance with Section 5 below, such other Person’s name as shall be designated. This Warrant shall be deemed to have been exercised and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

(d)
Delivery of New Warrant. Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares being issued in accordance with Section 3(c) hereof, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

(e)
Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(f)
Exercise Restriction. Notwithstanding anything herein to the contrary, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, and any such exercise shall be null and void and treated as if never made, to the extent that (i) after giving effect to such exercise, the number of Warrant Shares then beneficially owned by the Holder and its Affiliates and any other Persons or entities whose beneficial ownership of Common Stock, for purposes of Section 13(d) of the Exchange Act, would be aggregated with the Holder’s (including any shares held by any “group” of which the Holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to exchange, convert, exercise or purchase similar to the limitation set forth herein) would exceed 19.99% of the total number of Common Stock issued and outstanding or (ii) such issuance, when aggregated with any other Common Stock theretofore or simultaneously therewith issued to or otherwise beneficially owned by the Holder and its Affiliates and any other Persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including any shares held by any “group” of which the Holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to exchange, convert, exercise or purchase similar to the limitation set forth herein) would otherwise result in a “change of control” of the Company within the meaning of Nasdaq Listing Rule 5635(b); except that such limitation shall not apply in the event that the Company obtains all necessary shareholder approvals for such exchange in accordance with the Nasdaq Listing Rules. For purposes of this Warrant, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission, and the percentage held by the Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act.

(g)
Cashless Exercise. In lieu of paying the Aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or check drawn on a United States bank pursuant to Section 3(a), the Holder may elect to exercise the purchase rights represented by this Warrant by authorizing the Company to withhold and not issue to the Holder, in payment of the Exercise Price thereof, a number of such Warrant Shares equal to (i) the number of Warrant Shares for which the Warrant is being exercised, multiplied by (ii) the Exercise Price, and divided by (iii) the Fair Market Value of a share of Common Stock on the Exercise Date (any such exercise, a “Cashless Exercise”); and such withheld Warrant Shares shall no longer be issuable under the Warrant, and the Holder shall not have any rights or be entitled to any payment with respect to such withheld Warrant Shares. The Company and Holder agree to treat the Cashless Exercise of this Warrant pursuant to this Section 2(g) as a recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, unless otherwise required by applicable law. In the event of a Change of Control in which the Common Stock is converted into solely the right to receive cash upon closing of such Change of Control, if this Warrant has not previously been exercised in full on an Exercise Date occurring before the third Business Day prior to the consummation of such Change of Control, any unexercised portion of this Warrant shall be deemed exercised in full, without the delivery of a Notice of Exercise, effective immediately prior to the consummation of such Change of Control and the Holder shall be entitled to receive cash in an amount equal to the amount of cash payable in such Change of Control in respect of a number of shares of Common Stock equal to the number of Warrant Shares that would be deliverable upon an exercise of this Warrant in full immediately prior to consummation of such Change of Control pursuant to this Section 2(g) of the unexercised portion of this Warrant, where Fair Market Value of a share of Common Stock in such an exercise is deemed for these purposes to be the cash payable in respect of a share of Common Stock in such Change of Control; provided, that, for the avoidance of doubt, if the cash payable in respect of a share of Common Stock in such Change of Control in which the Common Stock is converted into solely the right to receive cash upon closing of such Change of Control is less than the then-applicable Exercise Price, then upon consummation of such Change of Control the unexercised portion of this Warrant shall be cancelled for no consideration.

4.
Adjustment to Number of Warrant Shares. In order to prevent dilution of the purchase rights granted under this Warrant, the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 4 (in each case, after taking into consideration any prior adjustments pursuant to this Section 4).

(a)
Adjustment to Number of Warrant Shares Upon Stock Dividends, Certain Issuances, Subdivisions or Combinations of Common Stock. If the Company shall, at any time or from time to time after the Original Issue Date, issue a stock dividend, issue Common Stock (or any securities convertible into or exercisable for Common Stock) to employees, independent contractors or consultants in accordance with an equity incentive plan or otherwise or subdivides (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such stock dividend, stock issuance to employees or consultants or subdivision shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased. Any adjustment under this Section 4(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)
Adjustment to Number of Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 4(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to ensure that the provisions of this Section 4 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 4(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant.

(c)
Other Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) other than any dividend or distribution referred to in Section 4(a) or Section 4(b) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution. To the extent that this Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

(d)
Exceptions to Adjustment Upon Issuance of Common Stock. Anything herein to the contrary notwithstanding, there shall be no adjustment to the number of Warrant Shares issuable upon exercise of this Warrant with respect to any Excluded Issuance.

(e)
Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 4, the Company shall take any action which may be necessary, including obtaining regulatory, Nasdaq Stock Market or other applicable national securities exchange or stockholder approvals or exemptions, as applicable, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Holder is entitled to receive upon exercise of this Warrant pursuant to this Section 4.

(f)	Certificate as to Adjustment.

(i)
As promptly as reasonably practicable following any adjustment of the number of Warrant Shares pursuant to the provisions of this Section 4, but in any event not later than three (3) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii)
As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than three (3) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.

(g)	Notices. In the event:

(i)
that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii)
of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company’s assets to another Person; or

(iii)	of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least five (5) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.

5.
Transfer of Warrant. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at the address for notices in Section 10 below (email being sufficient) with a properly completed and duly executed assignment in the form set forth on Exhibit B. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

6.
Holder Not Deemed a Stockholder; Limitations on Liability. Other than as set forth herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or be deemed the holder of shares of capital stock of the Company for any purpose (other than for tax purposes), nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise) or receive notice of meetings. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7.	Replacement on Loss; Division and Combination.

(a)
Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

(b)
Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

8.
Compliance with the Act. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 8 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”

9.
Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

10.
Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10).

If to the Company:	NN, Inc.
6210 Ardrey Kell Road
Charlotte, NC 28277
Attention: Matthew S. Heiter, Senior Vice President and General Counsel
E-mail: matt.heiter@nninc.com

with a copy to:	Bass, Berry & Sims PLC
The Tower at Peabody Place
100 Peabody Place, Suite 1300
Attention: Richard Mattern
E-mail: rmattern@bassberry.com

If to the Holder:	To such Holder at the address of such Holder as listed in the stock record books of the Company.

11.
Cumulative Remedies. Except to the extent expressly provided to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

12.
Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

13.
Entire Agreement. This Warrant constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

14.
Successors and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

15.
No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

16.	Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

17.
Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

18.
Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

19.
Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

20.
Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the Chancery Court of the State of Delaware in each case located in the city of Wilmington, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

21.
Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

22.
Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

23.
No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has duly executed this Warrant as of the Original Issue Date.

NN, INC.

By:
Name:
Title:

AGREED AND ACCEPTED:

[OAKTREE]

By:
Name:
Title:

Signature Page to Common Stock Warrant

EXHIBIT A

NOTICE OF EXERCISE

To: NN, INC.

Reference is made to that certain Common Stock Warrant (the “Warrant”) issued by NN, Inc. (the “Company”) on March 3, 2023. Capitalized terms used but not otherwise defined herein shall the respective meanings give thereto in the Warrant.

(1)	The undersigned Holder of the Warrant hereby elects to exercise the Warrant for Warrant Shares, subject to (check one):

☐	delivery of the aggregate Exercise Price for the Warrant Shares as to which the Warrant is so exercised; or

☐	tender of Warrant Shares pursuant to the cashless exercise provisions of Section 3(g) of the Warrant.

The undersigned Holder hereby instructs the Company to issue the applicable number of Warrant Shares, or the net number of shares of Common Stock issuable upon exercise of the Warrant pursuant to the cashless exercise provisions of Section 3(g) of the Warrant, in the name of the undersigned Holder.

(2)	The undersigned Holder hereby represents and warrants to the Company that, as of the date hereof:

a)
Experience; Accredited Investor Status. The Holder (i) is an accredited investor as that term is defined in Rule 501 of Regulation D promulgated under the Act, (ii) is capable of evaluating the merits and risks of its investment in the Company, (iii) has the capacity to protect its own interests, and (iv) has the financial ability to bear the economic risk of its investment in the Company.

b)
Company Information. The Holder has been provided access to all information regarding the business and financial condition of the Company, its expected plans for future business activities, material contracts, intellectual property, and the merits and risks of its purchase of the Warrant Shares, which it has requested or otherwise needs to evaluate an investment in the Warrant Shares. It has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. It has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment and all such questions have been answered to its satisfaction.

c)
Investment. The Holder has not been formed solely for the purpose of making this investment and is acquiring the Warrant Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution of any part thereof. It understands that the Warrant Shares have not been registered under the Act or applicable state and other securities laws and are being issued by reason of a specific exemption from the registration provisions of the Act and applicable state and other securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of its representations as expressed herein.

d)
Transfer Restrictions. The Holder acknowledges and understands that (i) transfers of the Warrant Shares are subject to transfer restrictions under the federal securities laws and (ii) it may have to bear the economic risk of this investment for an indefinite period of time unless the Warrant Shares are subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available.

Name of Registered Owner:

Signature of Authorized Signatory of Registered Owner:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Dated:
Holder’s Signature:
Holder’s Address: